UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
October 16, 2007 (October 15, 2007)
Aastrom Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-22025 (Commission File No.)	94-3096597 (I.R.S. Employer Identification No.)
24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, Michigan 48106
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(734) 930-5555
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On October 15, 2007, Aastrom Biosciences, Inc. (“Aastrom”) entered into a Placement Agency Agreement with BMO Capital Markets Corp., relating to a registered direct offering of up to 11,842,105 shares of Aastrom’s common stock and warrants to purchase up to 5,921,053 shares of Aastrom’s common stock to certain institutional investors. Under the terms of the transaction, Aastrom will sell the shares of common stock and warrants in the form of units which consist of one share of common stock and warrants to purchase 0.5 shares of common stock, at $1.14 per unit. Aastrom estimates the gross proceeds from the offering to be approximately $13.5 million. The closing of the offering is expected to take place on or about October 16, 2007, subject to the satisfaction of customary closing conditions. The foregoing summary is qualified in its entirety by reference to the Placement Agency Agreement being filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein. The Escrow Agreement being entered into in connection with the Placement Agency Agreement is being filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference herein.
     On October 15, 2007, Aastrom entered into definitive Purchase Agreements with certain institutional investors relating to the sale of an aggregate of 11,842,105 units, each unit consisting of (i) one share of common stock and (ii) one warrant to purchase 0.5 shares of common stock at an exercise price of $1.5875 per share, for a purchase price of $1.14 per unit. The units will not be issued or certificated. The shares of common stock and warrants are immediately separable and will be issued separately. The warrants will be exercisable beginning on or about April 17, 2008 and until on or about April 17, 2013. The foregoing summary is qualified in its entirety by reference to the Form of Purchase Agreement being filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference herein. The foregoing summary is qualified in its entirety by reference to the Form of Warrant being filed as Exhibit 10.4 to this Current Report on Form 8-K, which is incorporated by reference herein.
     The common stock and warrants will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, in connection with a shelf takedown from Aastrom’s registration statement on Form S-3 (333-123570), as amended, which became effective on October 17, 2005. Aastrom intends to use the net proceeds from this offering to fund clinical trials and research and development, manufacturing development and expansion and working capital and general corporate purposes, which may include the cost of a possible acquisition or the development of complementary business activities. Based on Aastrom’s projected monthly burn rate of $1,700,000 per month, the net proceeds of this offering provide Aastrom with sufficient funding to finance its business operations through fiscal year 2009.
     A copy of the opinion of Dykema Gossett PLLC, Michigan counsel for Aastrom, relating to the legality of the shares in the offering is being filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated into the registration statement by reference. The press release, dated October 16, 2007, announcing the transaction, is being filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Dykema Gossett PLLC

10.1	Placement Agency Agreement, dated October 15, 2007, by and between the Company and BMO Capital Markets Corp.

10.2	Escrow Agreement, dated as of October 15, 2007, among the Company, BMO Capital Markets Corp. and The Bank of New York

10.3	Form of Purchase Agreement

10.4	Form of Warrant

23.1	Consent of Dykema Gossett PLLC (included in its opinion filed as Exhibit 5.1)

99.1	Press Release dated October 16, 2007

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EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Dykema Gossett PLLC

10.1	Placement Agency Agreement, dated October 15, 2007, by and between the Company and BMO Capital Markets Corp.

10.2	Escrow Agreement, dated as of October 15, 2007, among the Company, BMO Capital Markets Corp. and The Bank of New York

10.3	Form of Purchase Agreement

10.4	Form of Warrant

23.1	Consent of Dykema Gossett PLLC (included in its opinion filed as Exhibit 5.1)

99.1	Press Release dated October 16, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 16, 2007

AASTROM BIOSCIENCES, INC.
By:	/s/ Gerald D. Brennan, Jr.
Gerald D. Brennan, Jr.
Vice President, Administrative & Financial Operations and CFO

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